UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2009
VANDA PHARMACEUTICALS INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51863 (Commission File No.)	03-0491827 (IRS Employer Identification No.)
9605 Medical Center Drive
Suite 300
Rockville, Maryland 20850
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (240) 599-4500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE — The Form 8-K Current Report of Vanda Pharmaceuticals Inc. (the “Registrant”) dated May 18, 2009 (the “Original Report”) inadvertently omitted the Registrant’s signature to such report. This Form 8-K/A Amendment No. 1 amends the Original Report to add the following signature to such report:
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.
	By:	/s/ STEPHANIE R. IRISH
		Name:	Stephanie R. Irish
Dated: May 18, 2009		Title:	Acting Chief Financial Officer and Treasurer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.
	By:	/s/ STEPHANIE R. IRISH
		Name:	Stephanie R. Irish
Dated: May 19, 2009		Title:	Acting Chief Financial Officer and Treasurer